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                                                                    Exhibit 10.9

                          CERTIFICATE OF LAND OWNERSHIP

                                                                  Serial Number:
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
Owner of Land         Shanxi New Taohuayuan Culture Tourism Co., Ltd.

Location of Land      Lantian County, YangLiuPo Village

Land Use              Commercial housing

Type of Land          State-owned          Duration            40 years
Ownership

Land Area (Acres)     Cultivated Land      Single Housing      4512
                      2403.4               Area (Acres)
                      Open land
                      2108.6               Sharing Housing
                                           Area (Squared
                                           Meters)
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Related Matters Concerned:
This project is approved by Shanxi Province People's Government under [2003] Number 107 Documentation for land use area of 741.26 acres of land (49.4173 Hectares). Other land documentations and certifications are still being processed right now.

                                                    Land Registration Department
                                                                      8. 31 2004